This is filed pursuant to Rule 497(e).

AllianceBernstein Select Investor Series, Inc.

File Nos. 333-08818 and 811-09176.

AllianceBernstein
Select Investor
Series

AllianceBernstein Select Investor Series, Inc., is an open-end management investment company structured as a series fund that offers a selection of investment alternatives to the sophisticated investor.

Prospectus

March 31, 2003

      >     Premier Portfolio

      >     Technology Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY .......................................................    3
Premier Portfolio .........................................................    4
Technology Portfolio ......................................................    5

FEES AND EXPENSES OF THE FUNDS ............................................    8

GLOSSARY ..................................................................    9

DESCRIPTION OF THE FUNDS ..................................................    9
Investment Objectives and Principal Policies ..............................    9
Description of Additional Investment Practices ............................   12
Additional Risk Considerations ............................................   17

MANAGEMENT OF THE FUNDS ...................................................   18

PURCHASE AND SALE OF SHARES ...............................................   20
How The Funds Value Their Shares ..........................................   20
How To Buy Shares .........................................................   20
How To Exchange Shares ....................................................   21
How To Sell Shares ........................................................   21

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   21

DISTRIBUTION ARRANGEMENTS .................................................   22

GENERAL INFORMATION .......................................................   23

FINANCIAL HIGHLIGHTS ......................................................   25

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Premier Portfolio and Technology Portfolio of the AllianceBernstein Select Investor Series, Inc. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on page 6.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, and forwards. The use of these techniques involve special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and after taxes, for one year and over the life of the Fund compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over the life of the Fund.

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Premier Portfolio
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund seeks long-term growth of capital through all market conditions.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Fund may engage in short-selling and make use of other investment practices, such as options, futures, forwards, and leverage. In contrast to most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Fund's net assets. The Fund will seek to take advantage of what Alliance believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund also may invest up to 35% of its total assets in foreign securities and up to 20% of its total assets in convertible securities.

Among the principal risks of investing in the Fund is market risk. Because the Fund uses derivatives strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines. The Fund is "non-diversified", which means that it invests more of its assets in a smaller number of securities than many other equity funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment strategies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                         1           Since
                                                        Year       Inception**
--------------------------------------------------------------------------------
Class A***   Return Before Taxes                       -35.36%      -8.56%
             -------------------------------------------------------------------
             Return After Taxes
               on Distributions                        -35.36%      -8.66%
             -------------------------------------------------------------------
             Return After Taxes on Distributions
               and Sale of Fund Shares                 -21.71%      -6.61%
--------------------------------------------------------------------------------
Class B      Return Before Taxes                       -35.81%      -8.37%
--------------------------------------------------------------------------------
Class C      Return Before Taxes                       -33.80%      -8.37%
--------------------------------------------------------------------------------
Russell      (reflects no deduction
1000           for fees, expenses,
Growth         or taxes)
Index                                                  -27.88%      -8.13%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 7/29/98.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have a higher expense ratio;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual returns would be less than that shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a    n/a    37.12%  -22.26%  -16.82%  -32.52
--------------------------------------------------------------------------------
93      94      95      96      97     98       99       00       01       02
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.17%, 4th quarter 1999; and
Worst Quarter was down -18.60%, 1st quarter, 2001.

Technology Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund seeks superior long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a non-diversified portfolio of equity securities of companies that are involved with the development and utilization of innovative technologies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in these types of securities. The Fund may invest up to 15% of its total assets in illiquid securities, including securities of privately owned technology companies (otherwise known as venture capital companies) that plan to conduct an initial public offering, or IPO, within a period of several months to three years. The Fund may engage in short selling and may use certain other investment practices, including options, futures and forward contracts, and other forms of investment leverage.

Within this investment framework, the Fund may invest in companies of any size and in any segment of any industry in the technology sector. The Fund expects to invest predominately in the shares of U.S. companies, but, may invest up to 40% of its total assets in securities of non-U.S. companies. Alliance anticipates that normally about 35-60 companies, depending on market conditions, will be represented in the Fund's portfolio, with the top ten holdings representing approximately 40%-60% of the Fund's portfolio.

Among the principal risks of investing in the Fund is market risk. Because it invests predominantly in technology stocks, the Fund has industry/sector risk. Securities of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. Investments in venture capital companies may have additional risks because the companies have little or no operating history, their product lines may not have an established market and there is no assurance that they will be able to successfully complete a public offering and allow the Fund to realize value from its investments. Because the Fund uses short-selling, derivatives strategies and other leveraging techniques speculatively, it is subject to greater risk and its net asset value may be more volatile than other funds, particularly in periods of market declines. To the extent the Fund invests in foreign securities, your investment also has foreign risk and currency risk. The Fund is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other equity funds. Factors affecting those issuers can have a more significant effect on the Fund's net asset value.

An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment strategies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                         1           Since
                                                        Year       Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes                        -45.00%     -41.16%
A***         -------------------------------------------------------------------
             Return After Taxes on Distributions        -45.00%     -41.16%
             -------------------------------------------------------------------
             Return After Taxes on Distributions
               and Sale of Fund Shares                  -27.63%     -29.24%
             -------------------------------------------------------------------
Class B      Return Before Taxes                        -45.18%     -41.12%
--------------------------------------------------------------------------------
Class C      Return Before Taxes                        -43.70%     -40.78%
--------------------------------------------------------------------------------
NASDAQ       (reflects no deduction
Composite      for fees, expenses,
Index          or taxes)                                -31.53%     -36.08%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 3/30/00.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have a higher expense ratio;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   -30.97%  -42.52%
--------------------------------------------------------------------------------
93      94      95      96      97      98      99      00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.56%, 4th quarter, 2001; and
Worst Quarter was down -34.50%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. Each of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. The Technology Portfolio is particularly subject to this risk. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Investments in venture capital companies may have additional risks because the companies have little or no operating history, their product lines may not have an established market and there is no assurance that they will be able to successfully complete a public offering and allow a Fund to realize value from its investments.

DERIVATIVES AND LEVERAGE RISK

The Funds may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase their exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for a Fund, particularly in periods of market declines.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

This is the risk associated with investments in a limited number of companies. The Funds are "non-diversified," which means they invest more of their assets in a smaller number of securities than many other funds. These investments may have more risk because changes in the the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------------------------------------------------
                                        Industry/                                                             Focused
                        Market           Sector            Foreign         Currency        Management        Portfolio
Fund                     Risk             Risk              Risk             Risk             Risk             Risk
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio          o                                  o                o                o                o
--------------------------------------------------------------------------------------------------------------------------
Technology Portfolio       o                o                 o                o                o                o
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                   Class A Shares       Class B Shares       Class C Shares
                                                                   --------------       --------------       --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                4.25%                None                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                      None                 4.0%*                1.0%**

Exchange Fee                                                       None                 None                 None

* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the 1st year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                      Operating Expenses                                                                Examples
-------------------------------------------------------------   --------------------------------------------------------------------
Premier Portfolio                 Class A   Class B   Class C                 Class A  Class B+     Class B++    Class C+  Class C++
                                  -------   -------   -------                 -------  --------     ---------    --------  ---------
   Management fees (a)             1.20%     1.20%     1.20%    After 1 Yr.    $  606    $  660       $  260     $  362     $  262
   Distribution (12b-1) fees        .30%     1.00%     1.00%    After 3 Yrs.   $  985    $  999       $  799     $  805     $  805
   Other expenses                   .36%      .37%      .39%    After 5 Yrs.   $1,388    $1,365       $1,365     $1,375     $1,375
                                   ----      ----      ----
   Total Fund                                                   After 10 Yrs   $2,512    $2,732(b)    $2,732(b)  $2,925     $2,925
      operating expenses           1.86%     2.57%     2.59%
                                   ====      ====      ====

Technology Portfolio              Class A   Class B   Class C                 Class A  Class B+     Class B++    Class C+  Class C++
                                  -------   -------   -------                 -------  --------     ---------    --------  ---------
   Management fees (c)              .89%      .89%      .89%    After 1 Yr.    $  591    $  648       $  248     $  349     $  249
   Distribution (12b-1) fees        .30%     1.00%     1.00%    After 3 Yrs.   $  941    $  964       $  764     $  767     $  767
   Other expenses                   .52%      .56%      .57%    After 5 Yrs.   $1,314    $1,306       $1,306     $1,311     $1,311
                                   ----      ----      ----
   Total Fund                                                   After 10 Yrs   $2,359    $2,604(b)    $2,604(b)  $2,796     $2,796
      operating expenses           1.71%     2.45%     2.46%
                                   ====      ====      ====

--------------------------------------------------------------------------------
+     Assumes redemption at the end of period.

++    Assumes no redemption at end of period.

(a) The basic management fee is 1.10%, but it may range from .80% to 1.40% depending on the Fund's performance compared to the Russell 1000(R) Growth Index.

(b)   Assumes Class B shares convert to Class A after 8 years.

(c) Until February 28, 2003, the basic management fee was 1.50% but it may have varied from .50% to 2.50% depending on the Fund's performance compared to the NASDAQ Composite Index (the "Index"). Beginning March 1, 2003, the basic management fee is 1.25%, but it may vary from .50% to 2.00% depending on the Fund's performance compared to the Index.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

RATING AGENCIES

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note:

o Additional discussion of the Funds' investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about risks of investing in a Fund can be found in the discussions under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o The Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

Premier Portfolio

Premier Portfolio seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a "Core Portfolio" of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in these type of companies. In Alliance's view, high-quality companies are larger capitalization companies (companies with market capitalizations generally expected to exceed $5 billion) that possess, among other things, relatively long operating histories, strong management, superior industry positions and excellent balance sheets. The Fund will seek to take advantage of what Alliance believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. To take advantage of investment opportunities in both rising and declining markets, the Fund may engage in short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage.

The Fund's Core Portfolio, which will constitute at least the majority of, and at times may constitute substantially all of, its total assets, will consist of the equity securities of the 25 companies that are most highly regarded by Alliance's Large Cap Growth Group at any point in time. These Core Portfolio companies will be predominantly U.S. companies. The balance of the Fund's portfolio will be invested in equity securities of other U.S. and non-U.S. companies that Alliance considers to have exceptional growth potential.

Normally, about 40-60 companies will be represented in the Fund's portfolio. The Fund thus differs from more typical equity mutual funds because it invests most of its assets in a relatively small number of intensively researched companies. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. Equity securities of non-U.S. companies will be selected by Alliance for investment by the Fund on the basis of the same growth potential and other characteristics as equity securities of U.S. companies.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff generally follows a primary research universe of approximately 500 companies that are considered by Alliance to have strong management, superior industry positions, excellent balance sheets, and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies it follows, an in-depth understanding of the products, services, markets, and competition of these companies, and a good knowledge of these companies' managements.

Alliance's analysts prepare their own earnings estimates and financial models for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of Alliance's research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry, and economic fundamentals. Alliance's research emphasizes identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Alliance continually reviews its primary research universe of approximately 500 companies to maintain a list of favored securities, the "Alliance 100," considered by Alliance to have the most clearly superior earnings potential and valuation attraction. Alliance's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are continually added to and deleted from the Alliance 100 as fundamentals and valuations change. Alliance's Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Fund, with each portfolio manager in the Group selecting the 25 such companies which appear to the manager most attractive at current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25".

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. The Fund will strive to capitalize on unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in favored stocks, the Fund will tend to become somewhat more aggressive, gradually reducing the number of companies represented in the Fund's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Fund's portfolio. Through this "buying into declines" and "selling into strength," Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment strategies. The Fund is not a complete investment program and investors should invest only a portion of their assets in the Fund.

The Fund also may:

o     engage in short sales of securities for up to 30% of its total assets;

o     invest up to 20% of its total assets in convertible securities;

o write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over the counter, including options on market indices, and write uncovered options for cross hedging purposes;

o purchase and sell stock index futures and purchase and write put and call options on such futures contracts;

o enter into contracts for the purchase and sale for the future delivery of foreign currencies or futures contracts based on financial indices, including any index of U.S. Government securities or securities issued by foreign government entities;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into currency swaps for hedging purposes;

o     enter into forward commitments for the purchase or sale of securities;

o     enter into reverse repurchase agreements and dollar rolls;

o     enter into standby commitment agreements;

o     invest up to 5% of its total assets in rights or warrants;

o     make secured loans of its securities of up to 30% of its total assets; and

o     enter into repurchase agreements.

Technology Portfolio

Technology Portfolio seeks superior long-term growth of capital. The Fund invests primarily in the equity securities of companies that are involved with the development and utilization of innovative technologies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in these types of securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice. The Fund may invest up to 15% of its total assets in illiquid securities, including securities of privately owned technology companies (otherwise known as venture capital companies) that plan to conduct an initial public offering, or IPO, within a period of several months to three years. The Fund may engage in short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. The prices of shares of technology companies can be highly volatile. Investments in technology companies may offer substantially more reward but also entail substantially greater risk than many other investments. The Fund may invest up to 40% of its total assets in securities of non-U.S. companies. An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment strategies.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. As one of the largest multi-national investment firms, Alliance has substantial experience in technology investing. Alliance has built a team of technology research analysts, located in New York, London, Hong Kong and Tokyo, that provides it with on-the ground, fundamental research in this dynamic growth area.

The Fund will be managed by Alliance's technology research senior analyst team based in New York, supported by Alliance's broader global technology research analyst team. In managing the Fund, the research team's investment strategy will emphasize stock selection based on bottom-up fundamental research. Through its research-driven investment process, the team will seek to identify and concentrate investments in companies that offer superior earnings growth potential relative to the average company within the NASDAQ Composite Index.

The research staff generally follows a universe of approximately 350-400 technology companies. Each analyst closely follows 20 companies in his or her respective technology segment and prepares earnings estimates and financial models for each company followed. Each analyst has an in-depth understanding of the products, services, markets and competition of these companies, and a strong knowledge of company management. While each analyst has responsibility for following companies in at least one specific segment and in a given area of the world, the lateral structure of Alliance's research organization and constant communication results in decision-making based on the relative attractiveness of the stocks across the global technology spectrum. The focus of this industry research-driven process is the early recognition of change through the dynamics of changing company and industry fundamentals as well as regional and economic influences.

From this universe of 350-400 companies, the research team maintains a list of the 75-95 most highly regarded technology companies. Many of these companies are considered to have strong management, superior industry positions, excellent balance sheets, and the ability to demonstrate superior earnings growth. Companies are continually added and deleted from the group of 75-95 as fundamentals change. The research team further refines the selection process on at least a weekly basis to select from this group of 75-95 those companies deemed to be most attractive. Alliance anticipates that normally about 35-60 companies will be represented in the Fund's portfolio, with the top ten holdings representing approximately 40%-60% of the Fund's portfolio. The Fund thus differs from more typical equity mutual funds because it invests most of its assets in a relatively small number of intensively researched companies.

At different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, small and mid-cap) and companies in different segments of the technology sector, although the Fund currently does not intend to concentrate in any particular industry in the technology sector. Any portfolio emphasis upon particular technology subsectors or particular capitalizations will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment strategies. The Fund is not a complete investment program and investors should invest only a portion of their assets in the Fund.

The Fund also may:

o     engage in short sales of securities for up to 33% of its total assets;

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 10% of its total assets in rights and warrants;

o write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over the counter, including options on market indices, and write uncovered options;

o purchase and sell stock index futures and purchase and write put and call options on such futures contracts;

o enter into contracts for the purchase and sale for the future delivery of foreign currencies or futures contracts based on financial indices, including any index of U.S. Government securities or securities issued by foreign government entities;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o     enter into reverse repurchase agreements and dollar rolls;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and risks associated with these practices.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks.

Premier Portfolio will not invest in convertible debt securities rated below Baa by Moody's and BBB by S&P, or, if not rated, determined by Alliance to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, and comparable unrated securities as determined by Alliance are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Premier Portfolio will not retain a convertible debt security that is downgraded below Baa or BBB, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase by the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions. The Technology Portfolio will enter into currency swaps for hedging purposes only.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund choses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of a Fund's net asset value. No forward commitments will be entered into if, as a result, a Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. The Funds may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Funds may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of a Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency; or when a Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Funds will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in their portfolios denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where a Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of a Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it does not enter into forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the anticipated devaluation level it anticipates.

Illiquid Securities. The Premier Portfolio will limit its investment in illiquid securities to no more than 5% of its net assets. The Technology Portfolio will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on a Fund's books upon sale. Alliance will monitor the illiquidity of a Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund or the Adviser.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. A Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Each Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Each Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Funds will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commision.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 100% of its total assets.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or be prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors.

If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. A Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

In order to defer realization of gain or loss for U.S. federal income tax purposes, the Premier Portfolio may also make short sales "against the box". In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. A Fund will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. Each Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavor-able direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While a Fund is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investments in the Funds may involve the special risk considerations described below.

Effects of Borrowing. The Funds may, when Alliance believes that market conditions are appropriate, borrow in order to take full advantage of available investment opportunities. Each Fund may borrow money from a bank in a privately arranged transaction to increase the money available to a Fund to invest in securities when the Fund believes that the return from the securities financed will be greater than the interest expense paid on the borrowing. Borrowings may involve additional risk to a Fund because the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and the value of the securities carried may decline below the amount borrowed.

Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share and the net asset value per share of a Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and net asset value per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor known as "leverage".

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund, whose investment portfolio includes foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and a Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND FUND MANAGERS

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Until May 1, 2003, the persons primarily responsible for the day-to-day management of Premier Portfolio are Alfred Harrison, Vice Chairman of ACMC, and Michael J. Reilly, Senior Vice President of ACMC. Beginning on May 1, Mr. Harrison will no longer be responsible for management of the Premier Portfolio. Both Messrs. Harrison and Reilly are members of Alliance's Large Cap Growth Group and have been associated with Alliance since prior to 1998.

Alliance's technology research senior analyst team (the Technology Group) is jointly and primarily responsible for the day-to-day management of the Technology Portfolio's portfolio and the Fund's investments will be managed by the Technology Group.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each Fund paid Alliance as a percentage of average daily net assets:

                                      Fee as
                                   percentage of
                                   average daily               Fiscal
          Fund                      net assets               Year Ended
          -----                     -----------              ----------
Premier Portfolio                     1.20%                   10/31/02
Technology Portfolio                   .89%                   10/31/02

PERFORMANCE FEE

Premier Portfolio

Under the Fund's Advisory Agreement, Alliance receives a basic fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000(R) Growth Index (the "Index") as described below. The fee is accrued daily and paid monthly, except as described below.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Index and the Russell 1000(R) Value Index, both based on the capitalization-weighted median book-to-price ratio of each of the securities. At each annual reconstitution, the Russell 1000(R) constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000(R). Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price ratio) become members of the Russell 1000(R) Value Index and the remaining fifty percent become members of the Index. The Index is designed to include those Russell 1000(R) securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 1000(R) Value Index, companies in the Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Index reflects changes in market prices and assumes reinvestment of investment income.

Beginning with the month of August 1999 and for each succeeding month, the Basic Fee is a monthly fee equal to 1/12th of 1.10% (1.10% on an annualized basis) of the average of the net assets of the Fund. The performance period for each such month is from August 1998 through that calendar month, until July 31, 2001, when it became a rolling 36-month period ending with the current calendar month. The Basic Fee for each such month may be increased or decreased at the rate of 1/12th of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Index for the applicable performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of .30%.

Therefore, starting with August 1999, the maximum monthly fee as adjusted for performance is 1/12th of 1.40% and is payable if the investment performance of the Class A shares of the Fund exceeds the percentage change in the investment record of the Index by eight or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12th of .80% and is payable if the percentage change in the investment record of the Index exceeds the investment performance of the Class A shares of the Fund by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the Basic Fee.

            Percentage Point
           Difference* Between
             Performance of
           Class A  Shares and        Adjustment             Annual Fee
            Russell  1000(R)           to 1.10%                Rate as
             Growth Index **           Basic Fee              Adjusted
         ----------------------      ------------            -----------
                    +8                   +.30%                    1.40%
                    +7                   +.25%                    1.35%
                    +6                   +.20%                    1.30%
                    +5                   +.15%                    1.25%
                    +4                   +.10%                    1.20%
                    +3                   +.05%                    1.15%
                  +/-2                      0                     1.10%
                    -3                   -.05%                    1.05%
                    -4                   -.10%                    1.00%
                    -5                   -.15%                     .95%
                    -6                   -.20%                     .90%
                    -7                   -.25%                     .85%
                    -8                   -.30%                     .80%

--------------------------------------------------------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

** Measured over the performance period, which is the period from August 1, 1998 to the most recent month-end until July 31, 2001, at which time the performance period became a rolling 36-month period ending with the most recent calendar month.

Technology Portfolio

Under the Fund's Advisory Agreement until February 28, 2003, Alliance received a basic fee (the "Basic Fee") at an annualized rate of 1.50% of the Fund's average daily net assets. Beginning March 1, 2003, Alliance receives a Basic Fee at an annualized rate of 1.25% of the Fund's average daily net assets. The Basic Fee is adjusted based on the investment performance of the Fund's Class A shares in relation to the performance of the NASDAQ Composite Index (the "Index"), as described below.

The Index measures all NASDAQ stocks listed on the NASDAQ Stock Market, Inc. It is a broad-based, market-value weighted index and includes over 5,000 domestic and foreign companies. The fee will be accrued daily and paid monthly, except as described below.

For the period from April 1, 2000 through March 31, 2001 Alliance received a minimum fee, payable monthly, equal to .50%, annualized, of the average daily net assets of the Fund. Any such increased amount over the minimum fee was not payable to Alliance prior to April 2001.

Beginning with the month of April 2001 through February 28, 2003, the Basic Fee was equal to 1.50% annualized, of the average daily net assets of the Fund. The Basic Fee could have been increased to as much as 2.50%, annualized, or decreased to as little as .50%, annualized, based on the performance of the Class A shares in relation to the performance of the Index for the performance period. Beginning with the month of March 2003 and for each succeeding month thereafter, the Basic Fee is equal to 1.25% annualized, of the average daily net assets of the Fund. The Basic Fee may be increased to as much as 2.00%, annualized, or decreased to as little as .50%, annualized, based on the performance of the Class A shares in relation to the performance of the Index for the performance period.

The performance period is from April 2000 through the current calendar month. After the Advisory Agreement has been in effect for 36 full calendar months, the performance period becomes a rolling 36-month period. Prior to March 1, 2003, the Basic Fee was increased (or decreased) at the monthly rate of 1/12th of ..125% depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeded by (or was exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Index for the performance period. The maximum increase or decrease in the Basic Fee for any month could not have exceeded 1/12th of 1.00%. Beginning with the month of March 2003, the Basic Fee is increased (or decreased) at the monthly rate of 1/12th of .09375% depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by (or is exceeded by) at least one percentage point (rounded to higher whole point if exactly one-half) the performance of the Index for the performance period. The maximum increase or decrease in the Basis Fee for any month will not exceed 1/12th of .75%.

Therefore, starting with April 2001 through February 28, 2003, the maximum monthly fee was 2.50%, annualized, which was payable if the investment performance of the Class A shares of the Fund exceeded the performance of the Index by eight or more percentage points for the performance period. Beginning with the month of March 2003, the maximum monthly fee is 2.00%, annualized, which is payable if the investment performance of the Class A shares of the Fund exceeds the performance of the Index by eight or more percentage points for the performance period. The minimum monthly fee is .50%, annualized, and is payable if the performance of the Index exceeds the investment performance of the Class A shares by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the 1.50% Basic Fee in effect prior to March 1, 2003.

            Percentage Point
           Difference* Between
             Performance of
           Class A  Shares and        Adjustment             Annual Fee
            NASDAQ Composite           to 1.50%                Rate as
                 Index**               Basic Fee              Adjusted
         ----------------------      ------------            -----------
                    +8                  +1.00%                   2.50%
                    +7                  +.875%                  2.375%
                    +6                   +.75%                   2.25%
                    +5                  +.625%                  2.125%
                    +4                   +.50%                   2.00%
                    +3                  +.375%                  1.875%
                    +2                   +.25%                   1.75%
                    +1                  +.125%                  1.625%
                     0                      0                    1.50%
                    -1                  -.125%                  1.375%
                    -2                   -.25%                   1.25%
                    -3                  -.375%                  1.125%
                    -4                   -.50%                   1.00%
                    -5                  -.625%                   .875%
                    -6                   -.75%                    .75%
                    -7                  -.875%                   .625%
                    -8                  -1.00%                    .50%


--------------------------------------------------------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

** Measured over the performance period, which is the period from April 1, 2000 to the most recent month-end until March 31, 2003, at which time the performance period becomes a rolling 36-month period ending with the most recent calendar month.

The following table illustrates the full range of permitted increases or decreases to the 1.25% Basic Fee in effect beginning March 1, 2003.

            Percentage Point
           Difference* Between
             Performance of
           Class A  Shares and        Adjustment             Annual Fee
            NASDAQ Composite           to 1.25%                Rate as
                 Index**               Basic Fee              Adjusted
         ----------------------      ------------            -----------
                    +8                   +.75%                    2.00%
                    +7                +.65625%                 1.90625%
                    +6                 +.5625%                  1.8125%
                    +5                +.46875%                 1.71875%
                    +4                  +.375%                   1.625%
                    +3                +.28125%                 1.53125%
                    +2                 +.1875%                  1.4375%
                    +1                +.09375%                 1.34375%
                     0                      0                     1.25%
                    -1                -.09375%                 1.15625%
                    -2                 -.1875%                  1.0625%
                    -3                -.28125%                  .96875%
                    -4                  -.375%                    .875%
                    -5                -.46875%                  .78125%
                    -6                 -.5625%                   .6875%
                    -7                -.65625%                  .59375%
                    -8                   -.75%                     .50%

--------------------------------------------------------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

** Measured over the performance period, which is the period from April 1, 2000 to the most recent month-end until March 31, 2003, at which time the performance period becomes a rolling 36-month period ending with the most recent calendar month.

General

The investment performance of the Class A shares during any performance period is measured by the percentage difference between (i) the opening net asset value ("NAV") of a Class A share of a Fund and (ii) the sum of (a) the closing NAV of a Class A share of the Fund, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in Class A shares of the Fund and (c) the value of any capital gains taxes per Class A share paid or payable by the Fund on undistributed realized long-term capital gains. The measurement of the performance of the Class A shares does not include any effects resulting from the issuance, sale, repurchase or redemption of shares of a Fund. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the Index being treated as reinvested in the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the Class A shares with the record of the Index, the controlling factor is not whether the performance of the Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. Moreover, the comparative investment performance of the Class A shares is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. The Class A shares of a Fund have lower expenses and pay correspondingly higher dividends than Class B and Class C shares and thus will have better performance than the Class B and Class C shares.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Funds Value Their Shares

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How To Buy Shares

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM. The minimum investment in the Fund is $10,000.

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

You may exchange your Fund shares for shares of the same Class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o Selling Shares Directly to the Fund

By Mail:

    --Send a signed letter of instruction or stock power, along with certificates, to:

           Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 78278-6003

      For certified or overnight deliveries, send to:

           Alliance Global Investor Services
           8000 1H 10 W, 4th floor
           San Antonio, TX 78230

    --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

    --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

    --A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

    --If you have selected electronic funds transfer in your Shareholder
      Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

    --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

    --Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of a Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. Each Fund offers three classes of shares.

Class A Shares---Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                   Initial Sales Charge

                                                         Commission
                                                         to Dealer/
                                                          Agent as
                                As % of      As % of        % of
                              Net Amount    Offering      Offering
Amount Purchased               Invested       Price         Price
--------------------------------------------------------------------------------
Up to $100,000                   4.44%         4.25%        4.00%
$100,000 up to $250,000          3.36          3.25         3.00
$250,000 up to $500,000          2.30          2.25         2.00
$500,000 up to $1,000,000        1.78          1.75         1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

           Years Since Purchase           CDSC
           --------------------           ----
           First                           4.0%
           Second                          3.0%
           Third                           2.0%
           Fourth                          1.0%
           Fifth                          None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

A Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. The Funds have adopted a plan under Commission Rule 12b-1 that allows the Funds to pay asset-based sales charges or distribution and service fees for the distribution and sale of their shares. The amount of these fees for each Class of the Funds' shares is:

                          Rule 12b-1 Fee (As A Percentage Of
                          Aggregate Average Daily Net Assets)
                          -----------------------------------
           Class A                           .30%
           Class B                          1.00%
           Class C                          1.00%

Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. A Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See each Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                              --------------------
                              FINANCIAL HIGHLIGHTS
                              --------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with each Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                Income from Investment Operations            Less Dividends and Distributions
                                          ----------------------------------------------  ------------------------------------------
                                                              Net Gains
                              Net Asset                     or Losses on                   Dividends    Distributions
                               Value,                        Investments      Total from   from Net     in Excess of   Distributions
                              Beginning    Net Investment  (both realized     Investment  Investment   Net Investment      from
    Fiscal Year or Period     of Period   Income (Loss)(a) and unrealized)    Operations    Income         Income      Capital Gains
    ---------------------   ------------  ---------------  --------------    -----------  -----------  --------------  -------------
Premier Portfolio
Class A
Year ended 10/31/02 .....    $   9.19          $(.11)          $  (1.64)       $  (1.75)    $      0      $      0       $      0
Year ended 10/31/01 .....    $  14.21          $(.09)          $  (4.81)       $  (4.90)    $      0      $      0       $   (.12)
Year ended 10/31/00 .....    $  14.18          $(.20)          $    .35        $    .15     $      0      $      0       $   (.12)
Year ended 10/31/99 .....    $   9.53          $(.22)(b)       $   4.87        $   4.65     $      0      $      0       $      0
7/29/98+ to 10/31/98 ....    $  10.00          $(.03)(b)       $   (.44)       $   (.47)    $      0      $      0       $      0
Class B
Year ended 10/31/02 .....    $   8.97          $(.17)          $  (1.59)       $  (1.76)    $      0      $      0       $      0
Year ended 10/31/01 .....    $  13.96          $(.17)          $  (4.70)       $  (4.87)    $      0      $      0       $   (.12)
Year ended 10/31/00 .....    $  14.03          $(.30)          $    .35        $    .05     $      0      $      0       $   (.12)
Year ended 10/31/99 .....    $   9.49          $(.30)(b)       $   4.84        $   4.54     $      0      $      0       $      0
7/29/98+ to 10/31/98 ....    $  10.00          $(.04)(b)       $   (.47)       $   (.51)    $      0      $      0       $      0
Class C
Year ended 10/31/02 .....    $   8.97          $(.17)          $  (1.59)       $  (1.76)    $      0      $      0       $      0
Year ended 10/31/01 .....    $  13.96          $(.17)          $  (4.70)       $  (4.87)    $      0      $      0       $   (.12)
Year ended 10/31/00 .....    $  14.03          $(.31)          $    .36        $    .05     $      0      $      0       $   (.12)
Year ended 10/31/99 .....    $   9.50          $(.30)(b)       $   4.83        $   4.53     $      0      $      0       $      0
7/29/98+ to 10/31/98 ....    $  10.00          $(.04)(b)       $   (.46)       $   (.50)    $      0      $      0       $      0
Technology Portfolio ....
Class A
Year Ended 10/31/02 .....    $   3.82          $(.05)          $  (1.34)       $  (1.39)    $      0      $      0       $      0
Year Ended 10/31/01 .....    $   7.81          $(.14)          $  (3.85)       $  (3.99)    $      0      $      0       $      0
3/30/00+ to 10/31/00 ....    $  10.00          $(.09)          $  (2.10)       $  (2.19)    $      0      $      0       $      0
Class B
Year Ended 10/31/02 .....    $   3.77          $ .08)          $  (1.30)       $  (1.38)    $      0      $      0       $      0
Year Ended 10/31/01 .....    $   7.77          $(.17)          $  (3.83)       $  (4.00)    $      0      $      0       $      0
3/30/00+ to 10/31/00 ....    $  10.00          $(.13)          $  (2.10)       $  (2.23)    $      0      $      0       $      0
Class C
Year Ended 10/31/02 .....    $   3.77          $(.08)          $  (1.31)       $  (1.39)    $      0      $      0       $      0
Year Ended 10/31/01 .....    $   7.76          $(.17)          $  (3.82)       $  (3.99)    $      0      $      0       $      0
3/30/00+ to 10/31/00 ....    $  10.00          $(.13)          $  (2.11)       $  (2.24)    $      0      $      0       $      0

--------------------------------------------------------------------------------
+     Commencement of operations

(a)   Based on average shares outstanding

(b)   Net of fee waiver and expense reimbursement

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Net of expenses waived/reimbursed. If the Fund had borne all expenses in the fiscal periods ended 1998 and 1999, the expense ratio would have been as follows:

                                    1998           1999        2000        2001
                                    ----           ----        ----        ----
AllianceBernstein Select
Investor Series
Premier Portfolio
Class A                             2.70%(e)       2.20%         --          --
Class B                             3.39%(e)       2.89%         --          --
Class C                             3.39%(e)       2.89%         --          --

                                    1998           1999        2000        2001
                                    ----           ----        ----        ----
AllianceBernstein Select
Investor Series
Technology Portfolio
Class A                               --             --        2.31%       3.01%
Class B                               --             --        2.99%       3.72%
Class C                               --             --        2.99%       3.73%

(e)   Annualized.

                                       Less Distributions                               Ratios/Supplemental Data
                             ---------------------------------------  --------------------------------------------------------------
                                Total         Net Asset                                  Ratio of     Ratio of Net
                              Dividends         Value,                   Net Assets,      Expenses     Income (Loss)
                                 and           End of        Total     End of Period    to Average     to Average        Portfolio
  Fiscal Year or Period      Distributions     Period      Return(c)  (000's omitted)   Net Assets     Net Assets      Turnover Rate
  ---------------------      -------------     ------      ---------  ---------------   ----------     ----------      -------------
Premier Portfolio
Class A
Year ended 10/31/02 .....      $      0        $   7.44      (19.04)%    $ 32,325          1.86%             (1.19)%         198%
Year ended 10/31/01 .....      $   (.12)       $   9.19      (34.77)%    $ 58,209          1.93%              (.82)%         345%
Year ended 10/31/00 .....      $   (.12)       $  14.21        1.02%     $118,233          1.69%             (1.24)%         174%
Year ended 10/31/99 .....      $      0        $  14.18       48.79%     $ 84,657          2.18%(d)          (1.70)%          87%
7/29/98+ to 10/31/98 ....      $      0        $   9.53       (4.70)%    $ 25,835          2.50%(e)(d)       (1.19)%(e)       29%
Class B
Year ended 10/31/02 .....      $      0        $   7.21      (19.62)%    $ 50,730          2.57%             (1.90)%         198%
Year ended 10/31/01 .....      $   (.12)       $   8.97      (35.18)%    $ 96,527          2.64%             (1.54)%         345%
Year ended 10/31/00 .....      $   (.12)       $  13.96         .31%     $174,402          2.40%             (1.95)%         174%
Year ended 10/31/99 .....      $      0        $  14.03       47.84%     $115,624          2.87%(d)          (2.40)%          87%
7/29/98+ to 10/31/98 ....      $      0        $   9.49       (5.10)%    $ 38,887          3.20%(e)(d)       (1.87)%(e)       29%
Class C
Year ended 10/31/02 .....      $      0        $   7.21      (19.62)%    $ 24,727          2.59%             (1.93)%         198%
Year ended 10/31/01 .....      $   (.12)       $   8.97      (35.18)%    $ 59,513          2.63%             (1.54)%         345%
Year ended 10/31/00 .....      $   (.12)       $  13.96         .31%     $105,370          2.39%             (1.95)%         174%
Year ended 10/31/99 .....      $      0        $  14.03       47.68%     $ 61,517          2.87%(d)          (2.40)%          87%
7/29/98+ to 10/31/98 ....      $      0        $   9.50       (5.00)%    $ 20,904          3.20%(e)(d)       (1.85)%(e)       29%
Technology Portfolio ....
Class A
Year Ended 10/31/02 .....      $      0        $   2.43      (36.39)%    $ 39,717          1.71%             (1.51)%          56%
Year Ended 10/31/01 .....      $      0        $   3.82      (51.09)%    $ 87,871          3.25%(d)          (2.53)%          70%
3/30/00+ to 10/31/00 ....      $      0        $   7.81      (21.90)%    $258,879          2.35%(d)(e)       (1.79)%(e)       55%
Class B
Year Ended 10/31/02 .....      $      0        $   2.39      (36.60)%    $ 54,655          2.45%             (2.26)%          56%
Year Ended 10/31/01 .....      $      0        $   3.77      (51.48)%    $115,586          3.96%(d)          (3.24)%          70%
3/30/00+ to 10/31/00 ....      $      0        $   7.77      (22.30)%    $300,814          3.02%(d)(e)       (2.47)%(e)       55%
Class C
Year Ended 10/31/02 .....      $      0        $   2.38      (36.87)%    $ 30,580          2.46%             (2.27)%          56%
Year Ended 10/31/01 .....      $      0        $   3.77      (51.42)%    $ 68,560          3.97%(d)          (3.25)%          70%
3/30/00+ to 10/31/00 ....      $      0        $   7.76      (22.40)%    $187,782          3.03%(d)(e)       (2.47)%(e)       55%

Please refer to footnotes on page 26.

For more information about the Funds, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:   Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGARDatabase on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com.

SEC File No. 811-9176

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

AllianceBernstein                       Prospectus
Select Investor
Series,                                 March 31, 2003
Biotechnology
Portfolio

The Biotechnology Portfolio is a portfolio of AllianceBernstein Select Investor Series, Inc., an open-end management investment company structured as a series fund that offers a selection of investment alternatives to the sophisticated investor.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                    [LOGO] ALLIANCEBERNSTEIN(SM)
                                              Investment Research and Management

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

FEES AND EXPENSES OF THE FUND .............................................    5

GLOSSARY ..................................................................    6

DESCRIPTION OF THE FUND ...................................................    6
Investment Objective and Principal Policies and Risks .....................    6
Description of Additional Investment Practices ............................    8
Additional Risk Considerations ............................................   13

MANAGEMENT OF THE FUND ....................................................   13
Investment Adviser and Fund Manager .......................................   13

PURCHASE AND SALE OF SHARES ...............................................   15
How The Fund Values Its Shares ............................................   15
How To Buy Shares .........................................................   15
How To Exchange Shares ....................................................   15
How To Sell Shares ........................................................   15

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   16

DISTRIBUTION ARRANGEMENTS .................................................   16

GENERAL INFORMATION .......................................................   18

FINANCIAL HIGHLIGHTS ......................................................   19

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Biotechnology Portfolio of AllianceBernstein Select Investor Series, Inc. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

The Risk/Return Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

The Risk/Return Summary includes a table for the Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one year and over the life of the Fund compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Biotechnology Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the Fund invests at least 80% of its net assets in a non-diversified portfolio of equity securities of biotechnology companies. Biotechnology companies include companies that are engaged primarily in research, development and production of biotechnological products, services, and processes. In making investments for the Fund, Alliance seeks to identify those biotechnology companies that are expected to benefit significantly from advances in biotechnologies, including, in particular, genomics, the study of genes and nucleic acids such as DNA. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Fund may make significant investments in small and mid-capitalization companies, in addition to its investments in large capitalization companies.

In addition, the Fund may invest up to 20% of its net assets in the equity securities of pharmaceutical companies. Up to 40% of the Fund's total assets may be invested in securities of non-U.S. companies and other foreign securities, but no more than 25% may be invested in securities of issuers in any single foreign country.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk. Because it invests predominantly in biotechnology securities, the Fund has industry/sector risk. Biotechnology companies are subject to extensive government regulatory requirements, including the need for regulatory approval for new drugs and medical products, as well as patent protection considerations and product liability concerns which may cause their securities to be more volatile than the overall stock and bond markets. In addition, many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established market for these products. Investments in these companies are subject to greater risks. Because the Fund may invest in small and mid-capitalization companies, the Fund has capitalization risk. These investments may be more volatile than investments in large-capitalization companies. The Fund is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other funds. Factors affecting those issuers can have a more significant effect on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2001)

-----------------------------------------------------------------------------------------
                                                              1               Since
                                                            Year            Inception**
-----------------------------------------------------------------------------------------
Class A***       Return Before Taxes                       -29.22             -24.38
-----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions       -29.22             -24.38
-----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions
                   and Sale of Fund Shares                 -17.80             -19.26
-----------------------------------------------------------------------------------------
Class B          Return Before Taxes                       -29.53             -24.25
-----------------------------------------------------------------------------------------
Class C          Return Before Taxes                       -27.32             -22.62
-----------------------------------------------------------------------------------------
NASDAQ           (reflects no deduction
Biotech-         for fees, expenses,
nology           or taxes)                                 -16.20             -13.90
Index
-----------------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 7/27/00.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have a higher expense ratio;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/02, the year to date unannualized return for Class A shares was -47.29%.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -26.08
--------------------------------------------------------------------------------
 92      93      94      95      96      97      98      99      00       01

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 20.28%, 4th quarter, 2001; and Worst Quarter was down -33.58%, 1st quarter, 2001.

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                Class A Shares   Class B Shares   Class C Shares
                                                                --------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             4.25%            None             None

Maximum Deferred Sales Charge (CDSC) (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                   None             4.0%*            1.0%**

Exchange Fee                                                    None             None             None

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                Operating Expenses
                                   ----------------------------------------------
                                   Class A            Class B             Class C
                                   -------            -------             -------
Management fees (a)                  .75%               .75%                .75%
Distribution (12b-1) fees            .30%              1.00%               1.00%
Interest expense                     .07%               .07%                .06%
Other expenses                       .44%               .47%                .46%
                                    ----               ----                ----
Total Fund operating expenses (b)   1.56%              2.29%               2.27%
                                    ====               ====                ====

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           Examples
                -------------------------------------------------------------
                 Class A     Class B+     Class B++      Class C+   Class C++
                ---------   ---------     ---------     ---------   ---------
After 1 Yr.     $     577   $     632     $     232     $     330   $     230
After 3 Yrs.    $     897   $     915     $     715     $     709   $     709
After 5 Yrs.    $   1,239   $   1,225     $   1,225     $   1,215   $   1,215
After 10 Yrs.   $   2,203   $   2,443(c)  $   2,443(c)  $   2,605   $   2,605

--------------------------------------------------------------------------------
(a) The basic management fee is 1.25% but it may vary from 0.75% to 1.75% depending on the Fund's performance compared to the NASDAQ Biotechnology Index.

(b) Alliance has contractually agreed to waive its management fees and/or to bear expenses of the Fund through its next fiscal year to the extent necessary to prevent total fund operating expenses, on an annualized basis, from exceeding 3.25% of average daily net assets for Class A shares and 3.95% of average daily net assets for Class B and C shares.

(c)   Assumes Class B shares convert to Class A after 8 years.

+     Assumes redemption at the end of period.

++    Assumes no redemption at end of period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF COMPANIES

Biotechnology companies are companies that derive at least 50% of their earnings from research, development, production, sale and/or distribution of products, services and processes involving biotechnology, including genomics, and/or companies that devote 50% of their assets to these activities.

Non-U.S. companies are entities (i) that are organized under the laws of a country other than the United States and have their principal office in a country other than the United States, or (ii) the equity securities of which are traded principally in securities markets outside the United States.

Genomics, a segment of the biotechnology industry, involves the research in, and development, production, sale and/or distribution of, products that are based upon nucleic acids, such as DNA.

Pharmaceutical companies are companies that derive at least 50% of their earnings from research, development, production, sale and/or distribution of chemical-based products that are used for the diagnosis or treatment of human diseases or companies that devote at least 50% of their assets to these activities.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

RATING AGENCIES

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type, can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about risks of investing in the Fund can be found in the discussions under Additional Risk Considerations.

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without a stockholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a stockholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES AND RISKS

INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation.

PRINCIPAL POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of biotechnology companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, the Fund may invest up to 20% of its net assets in the equity securities of pharmaceutical companies.

The Fund seeks to take advantage of capital appreciation opportunities identified by Alliance in the biotechnology industry by investing in biotechnology companies that are expected to profit from biotechnological products, services and processes, including, in particular, genomics. These biotechnological products, services and processes involve the use of biological compounds, which includes natural human proteins, analogs of human proteins, antibodies and other biological compounds that bind to human proteins, and nucleic acid-based products, such as gene therapy.

Biotechnology companies focus on biotechnological and biomedical products, services and processes in areas such as human health care (e.g., cancer, infectious diseases, diagnostics and therapeutics); agricultural and veterinary applications (e.g., improved seed varieties and animal growth hormones); chemicals (e.g., enzymes and toxic waste treatments); medical/surgical developments (e.g., implants, imaging and therapeutics); industrial equipment and applications; and cosmetics/personal care. Biotechnology companies also include companies that manufacture biotechnological and biomedical products, devices and instruments. While many biotechnology companies have long operating histories, large market capitalizations and significant earnings and revenue streams, many newer biotechnology companies have little or no operating history, unproven products and no established market for their products. These companies also have small market capitalizations and little, if any, earnings.

Biotechnology companies include companies involved with genomics. By and large, genomics companies are at a very early stage of corporate development with little or no earnings or product revenues. They generally have small market capitalizations and their stock prices can be very volatile. In Alliance's view, genomics can be separated into three segments, all of which the Fund intends to invest in although not necessarily to the same extent. The three are:

(a) Genome Tool Companies. These are companies that specialize in making the tools used to analyze deoxyribonucleic acid ("DNA"). This includes machines such as DNA sequencers, devices used to separate and purify DNA from its natural cellular environment, DNA chip and microfluidics technologies, and other related equipment.

(b) Genome Information Companies. The business of these companies is discovering and selling genomic information to pharmaceutical companies. The information is generally either raw DNA sequence data or information that associates certain genes with specific diseases. These companies generally rely on upfront payments and possible royalties on sales of future drugs developed based upon their genetic databases.

(c) Genome Product Companies. Companies in this group are similar to genome information companies in that they also sell access to their genomic databases directly to pharmaceutical companies, but they also add value to some of their gene discoveries through their own product development.

The Fund may also invest up to 20% of its net assets in the equity securities of pharmaceutical companies. Activities of pharmaceutical companies in which the Fund may invest do not necessarily involve biotechnology. Pharmaceutical companies generally have larger market capitalizations than biotechnology companies, with longer operating histories, and substantial earnings and product revenue.

The Fund may invest up to 40% of its total assets in securities of non-U.S. companies and other foreign securities, but no more than 25% of the Fund's total assets may be invested in securities of issuers in any single foreign country. The Fund also may invest up to 5% of its total assets in debt securities of biotechnology and pharmaceutical companies.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. As one of the largest multi-national investment firms, Alliance has substantial experience in investing in the biotechnology, pharmaceutical and health sciences sectors. Alliance has built a team of research analysts, located in New York, London and India, that provides it with on-the-ground, fundamental research in this dynamic growth area.

In managing the Fund, Alliance's investment strategy will emphasize stock selection based on bottom-up fundamental research. Alliance thoroughly researches and analyses each issuer and its potential for earnings growth. Each issuer is then evaluated based on its financial condition, including earnings estimates and growth potential, management and industry position in view of overall economic and market conditions. Through its research-driven investment process, the team will seek to identify and concentrate investments in companies that offer superior earnings growth potential.

Each analyst has an in-depth understanding of the products, services, markets and competition of these companies and a strong knowledge of company management. While each analyst has responsibility for following companies in at least one specific subsector, the lateral structure of Alliance's research organization and constant communication results in decision-making based on the relative attractiveness of the stocks across the entire health care industry spectrum. The focus of this industry research-driven process is the early recognition of change through the dynamics of changing company and industry fundamentals as well as regional and economic influences.

The Fund also may:

o write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over the counter, including options on market indices;

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 10% of its total assets in rights and warrants;

o purchase and sell futures contracts, including stock index futures contracts;

o     enter into forward commitments for the purchase or sale of securities;

o engage in short sales of securities (including indexes), for hedging purposes only, for up to 10% of its total assets;

o     purchase or sell forward foreign currency exchange contracts;

o make secured loans of portfolio securities of up to 20% of its total assets;

o     enter into repurchase agreements; and

o     invest up to 15% of its net assets in illiquid securities.

PRINCIPAL RISKS

Among the principal risks of investing in the Fund are:

o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

o Industry/Sector Risk This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Fund's investments. Biotechnology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, the need for regulatory approval for new drugs and medical products, patent protection considerations, product liability concerns, and similar significant matters. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time. Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison with more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Biotechnology companies, especially those primarily involved with genomics, are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the Federal Drug Administration and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory, research and other setbacks.

o Capitalization Risk This is the risk of investments in small to mid-capitalization companies. Investments in small to mid-capitalization companies may be more volatile than large capitalization companies. In addition, the Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

o Foreign Risk This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

o Management Risk The Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the investment practices of the Fund and risks associated with these practices.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be entered into if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it does not enter into forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level it anticipates.

Illiquid Securities. The Fund will limit its investments in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if Alliance determines, in accordance with procedures adopted by the Board of Directors, that such securities are liquid.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to all or a portion of the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate (in the case of calls) or depreciate (in the case of puts).

The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Funds will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 100% of its total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box "to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may utilize short selling in order to attempt to protect its portfolio against the effects of potential downtrends in the securities markets. The Fund may not make a short sale if as a result more than 10% of the Fund's total assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, the Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Fixed-Income Securities. The value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio includes foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND FUND MANAGER

The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios, currently have approximately 7.4 million shareholder accounts.

The persons responsible for the management of the Fund's portfolio are Matthew Murray and Norman Fidel. Mr. Murray, who will have primary day-to-day management responsibility, is a Vice President of Alliance Capital Management Corporation, the general partner of the investment adviser ("ACMC"), with which he has been associated since 1999. Prior thereto, he was a biotechnology analyst at Lehman Brothers since 1996. Mr. Fidel is a Senior Vice President of ACMC, with which he has been associated in that capacity since prior to 1996.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance as a percentage of average daily net assets a fee of .75% for its fiscal year ended June 30, 2002.

Under the Advisory Agreement, Alliance receives a basic fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee"). The Basic Fee is adjusted based on the investment performance of the Fund's Class A shares in relation to the performance of the NASDAQ Biotechnology Index (the "Index"), as described below. The fee will be accrued daily and paid monthly, except as described below.

The Index measures all NASDAQ stocks in the biotechnology sector. It is a capitalization-weighted index and includes over 70 companies.

Beginning with the month of August, 2001 and for each suceeding month thereafter, the Basic Fee is equal to 1.25%, annualized, of the average daily net assets of the Fund. The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75% annualized, based on the performance of the Class A shares in relation to the performance of the Index for the performance period. The performance period is from August 1, 2000 through the current calendar month. After the Advisory Agreement has been in effect for 36 full calendar months, the performance period becomes a rolling 36-month period. The Basic Fee will be increased (or decreased) at the monthly rate of 1/12th of .0625% depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Index for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of .0625%.

Therefore, starting with August, 2001, the maximum monthly fee is 1.75%, annualized, which is payable if the investment performance of the Class A shares of the Fund exceeds the performance of the Index by eight or more percentage points for the performance period. The minimum monthly fee is .75%, annualized, and is payable if the performance of the Index exceeds the investment performance of the Class A shares by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the Basic Fee.

              Percentage Point
             Difference* Between
               Performance of
             Class A Shares and       Adjustment    Annual Fee
            NASDAQ Biotechnology       to 1.25%       Rate as
                   Index**            Basic Fee      Adjusted
            ---------------------     ----------    ----------
                     +8                  +.50%          1.75%
                     +7                +.4375%        1.6875%
                     +6                 +.375%         1.625%
                     +5                +.3125%        1.5625%
                     +4                  +.25%          1.50%
                     +3                +.1875%        1.4375%
                     +2                 +.125%         1.375%
                     +1                +.0625%        1.3125%
                      0                     0           1.25%
                     -1                -.0625%        1.1875%
                     -2                 -.125%         1.125%
                     -3                -.1875%        1.0625%
                     -4                  -.25%          1.00%
                     -5                -.3125%         .9375%
                     -6                 -.375%          .875%
                     -7                -.4375%         .8125%
                     -8                  -.50%           .75%

--------------------------------------------------------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

** Measured over the performance period, which is a twelve-month period from August 1, 2000 to the most recent month-end until July 31, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month.

The investment performance of the Class A shares during any performance period is measured by the percentage difference between (i) the opening net asset value ("NAV") of a Class A share of the Fund and (ii) the sum of (a) the closing NAV of a Class A share of the Fund, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in Class A shares of the Fund, and (c) the value of any capital gains taxes per Class A share paid or payable by the Fund on undistributed realized long-term capital gains. The measurement of the performance of the Class A shares does not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the Index being treated as reinvested in the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the Class A shares with the record of the Index, the controlling factor is not whether the performance of the Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. Moreover, the comparative investment performance of the Class A shares is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. The Class A shares of the Fund have lower expenses and pay correspondingly higher dividends than Class B and Class C shares and thus will have better performance than the Class B and Class C shares.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUND VALUES ITS SHARES

The Fund's net asset value or NAV, which is the price at which shares of the Fund are sold and redeemed, is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase the Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM. The minimum initial investment amount is $10,000, except that the minimum initial investment amount applicable to individual retirement accounts (IRAs) is $2,000.

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same Class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, the Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Fund offers three classes of shares.

CLASS A SHARES -- INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                                 Commission
                                        Initial Sales Charge     to Dealer/
                                                                  Agent as
                                        As % of      As % of        % of
                                       Net Amount    Offering     Offering
Amount Purchased                        Invested       Price        Price
--------------------------------------------------------------------------------
Up to $100,000                            4.44%        4.25%        4.00%
$100,000 up to $250,000                   3.36         3.25         3.00
$250,000 up to $500,000                   2.30         2.25         2.00
$500,000 up to $1,000,000                 1.78         1.75         1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

CLASS B SHARES -- DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

        Years Since Purchase                     CDSC
        --------------------                   --------
        First                                    4.0%
        Second                                   3.0%
        Third                                    2.0%
        Fourth                                   1.0%
        Fifth                                    None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES -- ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                        Rule 12b-1 Fee (As A Percentage Of
                        Aggregate Average Daily Net Assets)
                        -----------------------------------
        Class A                        .30%
        Class B                       1.00%
        Class C                       1.00%

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                                                                          Less
                                            Income from Investment OperationsLess        Dividends and Distributions   Distributions
                                       -----------------------------------------------   ---------------------------   -------------
                                                             Net Gains
                            Net Asset                       or Losses on                 Dividends                         Total
                              Value,                         Securities     Total from    from Net    Distributions      Dividends
                            Beginning    Net Investment    (both realized   Investment   Investment       from             and
 Fiscal Year or Period      of Period  Income (Loss) (a)   and unrealized)  Operations     Income     Capital Gains    Distributions
 ---------------------     ----------  -----------------   ---------------  ----------   ----------   --------------   -------------
Class A
Year ended 6/30/02.......     $ 7.40        $ (.08)            $(3.23)        $(3.31)       $ -0-          $ -0-          $ -0-
7/27/00 + to 6/30/01.....      10.00          (.08)             (2.52)         (2.60)         -0-            -0-            -0-
Class B
Year ended 6/30/02.......     $ 7.35        $ (.13)            $(3.19)        $(3.32)       $ -0-          $ -0-          $ -0-
7/27/00 + to 6/30/01 ....      10.00          (.14)             (2.51)         (2.65)         -0-            -0-            -0-
Class C
Year ended 6/30/02 ......     $ 7.35        $ (.13)            $(3.19)        $(3.32)       $ -0-          $ -0-          $ -0-
7/27/00 + to 6/30/01 ....      10.00          (.13)             (2.52)         (2.65)         -0-            -0-            -0-

--------------------------------------------------------------------------------

+     Commencement of operations.

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Includes interest expense on short sales. If the Fund had not borne interest expense on short sales, the ratio of expenses to average net assets would have been as follows:

                                                     2001         2002
                                                     ----         ----
       AllianceBernstein Select Investor Series
       Biotechnology Portfolio
       Class A                                      1.43%        1.49%
       Class B                                      2.12%        2.22%
       Class C                                      2.09%        2.21%

(d)   Annualized.

                                                                Ratios/Supplemental Data
                             ------------------------------------------------------------------------------------------

                               Net Asset                                    Ratio of       Ratio of Net
                                Value,                   Net Assets,        Expenses       Income (Loss)
                                End of      Total       End of Period      to Average       to Average      Portfolio
Fiscal Year or Period           Period    Return(b)    (000's omitted)    Net Assets(c)     Net Assets    Turnover Rate
---------------------        -----------  ---------    ---------------    -------------     ----------    -------------
Year ended 6/30/02........     $ 4.09      (44.73)%        $ 60,377            1.56%         (1.36)%            26%
7/27/00 + to 6/30/01 .....       7.40      (26.00)          140,499            1.48(d)        (.99)(d)         107
Class B
Year ended 6/30/02........     $ 4.03      (45.17)%        $105,661            2.29%         (2.09)%            26%
7/27/00 + to 6/30/01 .....       7.35      (26.50)          226,544            2.17(d)       (1.69)(d)         107
Class C
Year ended 6/30/02........     $ 4.03      (45.17)%        $ 40,099            2.27%         (2.07)%            26%
7/27/00 + to 6/30/01......       7.35      (26.50)           89,495            2.14(d)       (1.67)(d)         107

--------------------------------------------------------------------------------
Please refer to footnotes on page 20.

                          This page intentionally blank

                          This page intentionally blank

For more information about the Fund, the following documents are available upon request:

o     Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI or make shareholder inquiries of the Fund by contacting your broker or other financial intermediary or by contacting
Alliance:

By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, NJ 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the SEC at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commissions Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commissions Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

SEC File No. 811-9176

AllianceBernstein
Select Investor
Series, Small Cap
Growth Portfolio

The Small Cap Growth Portfolio is a portfolio of AllianceBernstein Select Investor Series, Inc., an open-end management investment company structured as a series fund that offers a selection of investment alternatives to the sophisticated investor.


Prospectus

March 31, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

Investment Products Offered
==============================
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
==============================

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                         Page

   RISK/RETURN SUMMARY..............................      3
   FEES AND EXPENSES OF THE FUND....................      5
   GLOSSARY.........................................      6
   DESCRIPTION OF THE FUND..........................      6
   Investment Objective and Principal Policies
     and Risks......................................      6
   Description of Additional Investment Practices...      8
   Additional Risk Considerations...................     11
   MANAGEMENT OF THE FUND...........................     13
   PURCHASE AND SALE OF SHARES......................     14
   How The Fund Values Its Shares...................     14
   How To Buy Shares................................     14
   How To Exchange Shares...........................     14
   How To Sell Shares...............................     15
   DIVIDENDS, DISTRIBUTIONS AND TAXES...............     15
   DISTRIBUTION ARRANGEMENTS........................     16
   GENERAL INFORMATION..............................     17
   FINANCIAL HIGHLIGHTS.............................     18

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Select Investor Series, Small Cap Growth Portfolio. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

The Risk/Return Summary describes the Fund's objective, principal investment strategies, principal risks and fees. A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of leverage, including short selling, and derivatives strategies. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average annual returns, before and after taxes, for one year and over the life of the Fund compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies, which are aggressive, emphasize investment in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. In selecting securities for the Fund's portfolio, Alliance looks for companies, primarily those companies within the Russell 2500(TM) Growth Index, that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth relative to the companies in the Russell 2500(TM) Growth Index. Alliance expects that the Fund's emphasis on particular industries and sectors will generally resemble that of the Russell 2500(TM) Growth Index. However, in making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process, so that at any time the Fund's emphasis on a particular industry or sector may vary significantly from that of the Russell 2500(TM) Growth Index. Companies involved in the technology and health care sectors may from time to time constitute a significant portion of the Russell 2500(TM) Growth Index, and accordingly the Fund's portfolio may also invest significantly in these companies. The Fund invests in both well-known and established companies and in newer and less seasoned companies.

In order to take advantage of investment opportunities in both rising and declining markets, the Fund may engage in short selling and may use certain other investment practices, including leverage, options, futures and forward contracts. In particular, the Fund expects that from time to time it may leverage its portfolio by up to 33% of its total assets for speculative purposes. Alliance will look to use this leverage to increase or decrease the Fund's investments in selected securities. The Fund may also invest in non-convertible bonds, preferred stocks and foreign securities.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk. The Fund's investments in smaller capitalization companies tend to be more volatile than in investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. Because the Fund may use substantial leverage, including bank borrowings, and short selling and other derivative strategies speculatively to enhance returns, it is subject to greater risk and its net asset value may be more volatile than other funds, particularly in periods of market declines. To the extent that the Fund invests in non-convertible bonds, preferred stocks and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                     1                 Since
                                                    Year             Inception**
--------------------------------------------------------------------------------
Class   Return Before Taxes                       -33.07%             -25.26%
--------------------------------------------------------------------------------
A***    Return After Taxes on Distributions       -33.07%             -25.26%
--------------------------------------------------------------------------------
        Return After Taxes on Distributions
          and Sale of Fund Shares                 -20.31%             -19.61%
--------------------------------------------------------------------------------
Class B Return Before Taxes                       -33.28%             -25.23%
--------------------------------------------------------------------------------
Class C Return Before Taxes                       -31.23%             -24.10%
--------------------------------------------------------------------------------
Russell
2500    (reflects no deduction
Growth    for fees, expenses,
Index     or taxes)                               -29.09%             -23.81%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**  Inception Date for all Classes is 1/25/01.
*** After-tax Returns:
     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have a higher expense ratio;
     - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, the return would be less than that shown.

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a    n/a     n/a     n/a     n/a     n/a     n/a%    n/a    n/a    -30.08%
--------------------------------------------------------------------------------
93     94      95      96      97      98       99     00     01       02

                                                            Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 3.30%, 4th quarter, 2002; and Worst Quarter was down -20.44%, 3rd quarter, 2002.

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     Class A Shares    Class B Shares      Class C Shares
                                                                     --------------    --------------      --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  4.25%             None                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                        None              4.0%*               1.0%**

Exchange Fee                                                         None              None                None


* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
** For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                               Operating Expenses
                                             -------------------------------------------------------
                                              Class A                Class B                 Class C
                                              -------                -------                 -------
         Management fees (a)                   1.44%                  1.44%                   1.44%
         Distribution (12b-1) fees              .30%                  1.00%                   1.00%
         Interest expense                       .01%                   .01%                    .01%
         Other expenses                       11.65%                 11.42%                  11.57%
                                            -------                -------                 -------
         Total Fund operating expenses        13.40%                 13.87%                  14.02%
                                            =======                =======                 =======
         Waivers and/or expense
           reimbursement (b)                 (10.14)%                (9.91)%                (10.06)
                                            =======                =======                 =======
           Net expenses (including
             interest expenses)(b)             3.26%                  3.96%                   3.96%
                                            =======                =======                 =======

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                                      Examples
                                              --------------------------------------------------------
                                               Class A    Class B+    Class B++  Class C+    Class C++
                                              ---------   ---------   ---------  ---------   ---------
         After 1 Yr.                           $   740     $   798    $   398     $   498     $   398
         After 3 Yrs.(c)                       $ 3,136     $ 3,158    $ 2,958     $ 2,981     $ 2,981
         After 5 Yrs.(c)                       $ 5,146     $ 5,084    $ 5,084     $ 5,120     $ 5,120
         After 10 Yrs.(c)                      $ 8,868     $ 8,913(d) $ 8,913(d)  $ 8,990     $ 8,990

------------------------------------------------------------------------------------------------------
(a) The basic management fee is 1.25% but it may vary from .75% to 1.75%
    depending on the Fund's performance compared to the Russell 2500(TM) Growth
    Index.
(b) Alliance has contractually agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total fund operating expenses (not including interest expenses), on an annualized basis, from exceeding 3.25% for Class A shares and 3.95% for Classes B and C shares. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. The fees waived and expenses borne by Alliance for the period ended January 31, 2002 may be reimbursed by the Fund during the three years after commencement of operations. No reimbursement payment will be made that would cause the
    Fund's total annualized operating expenses to exceed these percentages or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(d) Assumes Class B shares convert to Class A after 8 years.
+   Assumes redemption at the end of period.
++  Assumes no redemption at end of period.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

RATING AGENCIES
Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Russell 2500(TM) Growth Index is an index measuring the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about risks of investing in the Fund can be found in the discussions under Additional Risk Considerations.

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they were purchased by the Fund will not cause the Fund to be in violation of the policy.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES AND RISKS

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

PRINCIPAL POLICIES
In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies that have market capitalizations that are no greater, at the time of investment, than the highest market capitalization of any company within the Russell 2500(TM) Growth Index as reconstituted annually. For purposes of this policy net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Russell 2500(TM) Growth Index is reconstituted annually on June 30 and the range of the market capitalization of companies within the Index also changes, sometimes significantly. The reconstitution of the Russell 2500(TM) Growth Index will not causeAlliance to dispose of any security purchased prior to such reconstitution. In addition, the growth of a company's market capitalization subsequent to its purchase by the Fund so that it is above the highest market capitalization of any company within the Russell 2500(TM) Growth Index will normally not cause Alliance to dispose of the security. As of June 30, 2002, the highest market capitalization of any company within the Russell 2500(TM)Growth Index was $4.17 billion.

The Fund's investment policies, which are aggressive, emphasize investment in quality companies, primarily those included in the Russell 2500(TM) Growth Index, that are demonstrating improving fundamentals and favorable earnings momentum. Alliance expects that the Fund's emphasis in particular industries or sectors will generally be within the range of the Russell 2500(TM) Growth Index. However, in making specific investment decisions for the Fund, Alliance employs a "bottom-up" stock selection process, so that at any time the Fund's emphasis on a particular industry or sector may vary significantly from that of the Russell 2500(TM) Growth Index. In recent years, companies that are involved in the technology and health care sectors have, from time to time, constituted a significant portion of the Russell 2500(TM) Growth Index. Although the Fund does not intend to concentrate its investments, the Fund may invest significantly in companies involved in the technology or health care sectors during times when those companies make up a larger proportion of the Russell 2500(TM) Growth Index. The Fund invests in both well-known and established companies and in newer and less seasoned companies. An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment policies.

In addition to its large internal equity research staff, Alliance has built a team of five specialized small-cap investment professionals that provide on the ground, fundamental and quantitative research on small-cap investing. In managing the Fund, Alliance's investment strategy emphasizes "bottom-up" fundamental research. Alliance thoroughly researches and analyzes each issuer and its potential for growth in earnings, revenue, cash flow and/or reserves. In selecting securities for the Fund's portfolio, Alliance looks for companies that have strong, experienced management teams, attractive products with strong market positions, and the potential to support above average earnings growth relative to the average company within the Russell 2500(TM) Growth Index.

From time to time, Alliance expects to employ substantial leverage either through the form of bank borrowings or through investment techniques such as short sales and options, speculatively to increase or decrease its exposure to selected securities by up to 33% of its total assets. In determining when to sell or short a security, Alliance will generally look to factors such as deteriorating fundamentals, decelerating earnings growth, eroding competitive positions, or other similar factors.

The Fund may also

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options on U.S. and foreign security exchanges and over the counter, including options on market indices, and write uncovered options;

o Purchase and sell futures contracts and purchase and write put and call options on such future contracts, including futures on stock indices, indices of USGovernment, foreign government or foreign sovereign debt securities and contracts for the purchase and sale for future delivery of foreign currencies.

o Purchase and write put and call options on foreign currencies;

o Enter into currency swaps for hedging purposes;

o Invest up to 15% of its net assets in illiquid securities;

o Invest up to 10% of its total assets in foreign securities;

o Invest up to 10% of its total assets in rights and warrants;

o Make secured loans of portfolio securities of up to 30% of its total assets;
  and

o Enter into repurchase agreements.

PRINCIPAL RISKS
Among the principal risks of investing in the Fund are:

o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

o Capitalization Risk This is the risk of investments in small capitalization companies. Investments in small-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

o Industry/Sector Risk This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Fund's investments. To the extent the Fund invests a greater proportion of its assets in the health care and technology sectors, it is subject to this risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

o Derivatives and Leverage Risk The Fund may make substantial use of leverage and derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase or decrease its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

o Foreign Risk This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

o Management Risk The Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the investment practices of the Fund and risks associated with these practices.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings. The Fund may invest up to 20% of its total assets in convertible securities.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. In such case, the entire notional amount of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty (or its guarantor) is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund or the Adviser.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities of up to 30% of its total assets to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Funds will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 100% of its total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date. The Fund may invest up to 10% of its total assets in rights and warrants.

Short Sales. The Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund may engage in short sales for up to 33% of its total assets.

Stock Index Futures. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, the Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS
Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Effects of Borrowing. The Fund may, when Alliance believes that market conditions are appropriate, borrow up to 33% of its total assets in order to take full advantage of available investment opportunities. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in securities when the Fund believes that the return from the securities financed will be greater than the interest expense paid on the borrowing. Borrowings may involve additional risk to the Fund because the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and the value of the securities carried may decline below the amount borrowed.

Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share and the net asset value per share of the Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and net asset value per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor known as "leverage".

Borrowings by the Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. To the extent that the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio may include foreign securities in an amount up to 10% of its total assets, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or permanent restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND FUND MANAGER
The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance's small cap portfolio management team lead by Bruce Aronow will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Aronow is a Senior Vice President of the Adviser, with which he has been associated since 1999. Prior thereto, he was Vice President at Invesco since 1998.

Alliance provides investment advisory services and order placement facilities for the Fund. For these services, net of waiver and reimbursements, the Fund paid Alliance a fee of 0% for its fiscal year ended October 31, 2002.

Under the Advisory Agreement, Alliance receives a basic fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee"). The Basic Fee is adjusted based on the investment performance of the Fund's Class A shares in relation to the performance of the Russell 2500(TM) Growth Index (the "Index"), as described below. The fee will be accrued daily and paid monthly except as described below.

The Russell 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 2500(TM) Growth Index and the Russell 2500(TM) Value Index, both based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 2500(TM) constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 2500(TM). Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price ratio) become members of the Russell 2500(TM) Value Index and the remaining fifty percent become members of the Russell 2500(TM) Growth Index. The Russell 2500(TM) Growth Index is, accordingly, designed to include those Russell 2500(TM) securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 2500(TM) Value Index, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Russell 2500(TM) Growth Index reflects changes in market prices, and assumes reinvestment of investment income.

For the period from February 1, 2001 through January 31, 2002 Alliance received a minimum fee, payable monthly, equal to .75%, annualized, of the average daily net assets of the Fund. This fee could have been increased to 1.75%, annualized, based on the performance of the Class A shares in relation to the performance of the Index during that same period. The fee would equal 1.25% annualized if the performance of the Class A shares equaled the performance of the Index and was increased or decreased as described in the paragraph below. The maximum increase to 1.75%, annualized, would have been payable if the investment performance of the Class A shares of the Fund exceeded the performance of the Index by eight or more percentage points for the performance period and the minimum fee of .75% would have been payable if the performance of the Index exceeded the performance of the Class A shares by eight or more percentage points for this period. Any such increased amount over the minimum fee was not payable to Alliance prior to January 31, 2002.

Beginning with the month of February 2002 and for each succeeding month thereafter, the Basic Fee is equal to 1.25%, annualized, of the average daily net assets of the Fund. The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75%, annualized, based on the performance of the Class A shares in relation to the performance of the Index for the performance period. The performance period is from February 2001 through the current calendar month. After the Advisory Agreement has been in effect for 36 full calendar months, the performance period becomes a rolling 36-month period. The Basic Fee will be increased (or decreased) at the monthly rate of 1/12th of .0625% depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Index for the performance period. The maximum increase or decrease in the Basic Fee for any month will not exceed 1/12th of ..50%.

Therefore, starting with February 2002, the maximum monthly fee is 1.75%, annualized, which is payable if the investment performance of the Class A shares of the Fund exceeds the performance of the Index by eight or more percentage points for the performance period. The minimum monthly fee is .75%, annualized, and is payable if the performance of the Index exceeds the investment performance of the Class A shares by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the Basic Fee.

         Percentage Point
        Difference* Between
          Performance of
        Class A Shares and      Adjustment         Annual Fee
           Russell 2500(TM)      to 1.25%            Rate as
          Growth Index**         Basic Fee          Adjusted
      ----------------------   ------------        -----------
                +8                 +.50%             1.75%
                +7               +.4375%             1.6875%
                +6                +.375%             1.625%
                +5               +.3125%             1.5625%
                +4                 +.25%             1.50%
                +3               +.1875%             1.4375%
                +2                +.125%             1.375%
                +1               +.0625%             1.3125%
                 0                    0              1.25%
                -1               -.0625%             1.1875%
                -2                -.125%             1.125%
                -3               -.1875%             1.0625%
                -4                 -.25%             1.00%
                -5               -.3125%              .9375%
                -6                -.375%              .875%
                -7               -.4375%              .8125%
                -8                 -.50%              .75%

--------------------------------------------------------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).
** Measured over the performance period, which is a twelve-month period from February 1, 2001 to the most recent month-end until January 31, 2004, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month.

The investment performance of the Class A shares during any performance period is measured by the percentage difference between (i) the opening net asset value ("NAV") of a Class A share and (ii) the sum of (a) the closing NAV of a Class A share, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in additional Class A shares of the Fund and (c) the per Class A share value of any capital gains taxes paid or payable by the Fund on undistributed realized long-term capital gains. The measurement of the performance of the Class A shares does not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the Index being treated as reinvested in the Index.

Since the adjustment to the Basic Fee is based on the comparative performance of the Class A shares against the Index, the controlling factor is not whether the performance of the Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of the Class A shares against the Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time. The Class A shares of the Fund have lower expenses and pay correspondingly higher dividends than Class B and Class C shares and thus will have better performance than the Class B and Class C shares.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares
The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How To Buy Shares
You may purchase the Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM. The minimum initial investment amount is $10,000, except that the minimum initial investment amount applicable to individual retirement accounts (IRAs) is $2,000.

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares
You may exchange your Fund shares for shares of the same Class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice.

How To Sell Shares
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o  Selling Shares Through Your Broker
Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o  Selling Shares Directly to the Fund

By Mail:
   --Send a signed letter of instruction or stock power, along with certificates, to:
         Alliance Global Investor Services
         P.O. Box 786003
         San Antonio, TX 78278-6003

     For certified or overnight deliveries, send to:
         Alliance Global Investor Services
         8000 IH 10 W, 4th floor
         San Antonio, TX 78230
   --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:
   --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.
   --A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.
   --If you have selected electronic funds transfer in your Shareholder
     Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.
   --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day. --Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions
The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, the Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Fund offers three classes of shares.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                            Initial Sales Charge     Commission
                            --------------------     to Dealer/
                                                     Agent as
                              As % of    As % of       % of
                            Net Amount  Offering     Offering
Amount Purchased             Invested     Price        Price
--------------------------------------------------------------------------------
Up to $100,000                 4.44%      4.25%       4.00%
$100,000 up to $250,000        3.36       3.25        3.00
$250,000 up to $500,000        2.30       2.25        2.00
$500,000 up to $1,000,000      1.78       1.75        1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

       Years Since Purchase        CDSC
       ---------------------     --------
         First                       4.0%
         Second                      3.0%
         Third                       2.0%
         Fourth                      1.0%
         Fifth                       None



If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative
You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                     Rule 12b-1 Fee (As A Percentage Of
                    Aggregate Average Daily Net Assets)
                 -----------------------------------------
         Class A                       .30%
         Class B                      1.00%
         Class C                      1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming invesment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                    Income from Investment Operations
                                           -------------------------------------------------
                                                             Net Gains or Losses
                               Net Asset                     on Securities and
                                Value,                         Short Sales        Total from
                               Beginning    Net Investment     (both realized     Investment
Fiscal Year or Period          of Period   Income (Loss)(b)   and unrealized)      Operations
---------------------        ------------  ----------------  -------------------  -----------
AllianceBernstein
Select Investor
Series,Small Cap
Growth Portfolio
Class A
Year ended 10/31/02........    $  7.54         $(.23)(c)          $(1.39)           $(1.62)
1/25/01++ to 10/31/01......    $ 10.00         $(.21)(c)          $(2.25)           $(2.46)
Class B
Year ended 10/31/02........    $  7.50         $(.28)(c)          $(1.37)           $(1.65)
1/25/01++ to 10/31/01......    $ 10.00         $(.25)(c)          $(2.25)           $(2.50)
Class C
Year ended 10/31/02........    $  7.50         $(.28)(c)          $(1.37)           $(1.65)
1/25/01++ to 10/31/01......    $ 10.00         $(.26)(c)          $(2.24)           $(2.50)
----------------------------------------------------------------------------------------------


              Less Dividends and Distributions
 --------------------------------------------------------------

    Dividends     Distributions  Distributions  Distributions
   from Net in      Excess of         from         in Excess of
 Investment Net    Investment       Capital         Capital
     Income           Income          Gains            Gains
 --------------   -------------  -------------  ---------------





      $0.00           $0.00           $0.00           $0.00
      $0.00           $0.00           $0.00           $0.00

      $0.00           $0.00           $0.00           $0.00
      $0.00           $0.00           $0.00           $0.00

      $0.00           $0.00           $0.00           $0.00
      $0.00           $0.00           $0.00           $0.00
---------------------------------------------------------------
*   Annualized.
++  Commencement of operations.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.
(b) Based on average shares outstanding.
(c) Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the Fund had borne all expenses, the expense ratios would have been as follows:

                                      2001       2002
AllianceBernstein Select Investor     ----       ----
Series Small Cap Growth
Class A                              15.99%     13.40%
Class B                              16.22%     13.87%
Class C                              15.90%     14.02%

(e) Includes interest expense. If the Fund had not borne interest expense, the ratio of expenses to average net assets would have been as follows:

                                      2001       2002
AllianceBernstein Select Investor     ----       ----
Series Small Cap Growth
Class A                               3.25%      3.25%
Class B                               3.95%      3.95%
Class C                               3.95%      3.95%


           Less Distributions                                                       Ratios/Supplemental Data
---------------------------------                               ------------------------------------------------------------

                   Total          Net Asset                                         Ratio of     Ratio of Net
                 Dividends         Value,                         Net Assets,       Expenses     Income (Loss)
                    and            End of          Total         End of Period     to Average     to Average     Portfolio
               Distributions       Period       Return (a)      (000's omitted)    Net Assets     Net Assets   Turnover Rate
               ------------     -------------  ------------     --------------   --------------- ------------- --------------



                  $0.00             $5.92       (21.48)%           $1,004          3.26%(d)(e)    (3.09)%(c)        168%
                  $0.00             $7.54       (24.60)%           $1,381          3.75%(d)(e)*   (3.06)%(c)*       160%

                  $0.00             $5.85       (22.00)%           $1,578          3.96%(d)(e)    (3.79)%(c)        168%
                  $0.00             $7.50       (25.00)%           $1,609          4.51%(d)(e)*   (3.83)%(c)*       160%

                  $0.00             $5.85       (22.00)%           $  639         3.96%(d)(e)     (3.79)%(c)        168%
                  $0.00             $7.50       (25.00)%           $  931         4.53%(d)(e)*    (3.87)%(c)*       160%

---------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 18.


For more information about the Fund, the following documents are available upon request:

o  Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:          Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet:  www.sec.gov


You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.


SEC File No. 811-9176

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------


SISSMCAPPRO0303

00250.0432 #394300